UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2025

AppLovin Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-40325	45-3264542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1100 Page Mill Road
Palo Alto, California 94304
(Address of principal executive offices, including zip code)
(800) 839-9646
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00003 per share	APP	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 10, 2025, Katie Jansen, the Chief Marketing Officer of AppLovin Corporation (the “Company”), tendered her resignation from her position with the Company effective March 14, 2025. Ms. Jansen’s resignation was not a result of any disagreement on any matter relating to the Company’s operations, policies or procedures.

Item 8.01	Other Events
On February 12, 2025, the Company announced that it had entered into a term sheet for the sale of the Company’s mobile gaming business to a privately held company (the “Acquirer”) for total consideration of $900 million (the “Term Sheet”). The Term Sheet provides for the total consideration to consist of $400 million in shares of the Acquirer’s common equity and $500 million in cash, subject to customary purchase price adjustments. The Term Sheet also provides that the Acquirer will borrow up to $250 million of the cash portion of the total consideration and that, if the Acquirer is unable to obtain such financing, the Company agrees to provide financing in such amount to the Acquirer through the issuance of a promissory note. The Term Sheet is non-binding, except with respect to an agreement by the parties to use commercially reasonable best efforts in good faith to negotiate and finalize definitive agreements for the proposed transaction, a prohibition on the Company engaging in discussions or negotiations with any third party other than the Acquirer regarding the sale of the Company’s mobile gaming business for a specified period, and customary terms such as fees and expenses, governing law, and termination.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements in this Current Report on Form 8-K include statements regarding the Company’s proposed sale of its mobile gaming business. These forward-looking statements are subject to risks and uncertainties, including risks and uncertainties associated with negotiating with third parties, as well as the risks described in the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2024 filed with the SEC. The forward-looking statements in this Current Report on Form 8-K are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLOVIN CORPORATION

Date: February 12, 2025	/s/ Matthew A. Stumpf
Matthew A. Stumpf
Chief Financial Officer